Company Update August 2017 Exhibit 99.2

Forward-Looking Statements This presentation contains "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. We caution investors that forward-looking statements are based on management’s expectations and assumptions as of the date of this presentation, and involve substantial risks and uncertainties that could cause our clinical development programs, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. These risks and uncertainties include, but are not limited to, those associated with: the potential market opportunity and net sales for SUSTOL®, CINVANTITM and HTX-011, whether the HTX-011 Phase 2 study results are indicative of the results in future studies, the timing of initiating Phase 3 studies for HTX-011, the timing of completion and results of the Phase 3 trials for HTX-011, the timing of the NDA filing for HTX-011, the timing of NDA approval for CINVANTITM, the projected sufficiency of our capital position for future periods, the progress in the research and development of HTX-011 and our other programs, including the timing of preclinical, clinical, and manufacturing activities, safety and efficacy results from our studies, and other risks and uncertainties identified in the Company's filings with the Securities and Exchange Commission. Forward-looking statements reflect our analysis only on their stated date, and we take no obligation to update or revise these statements except as may be required by law.

Preclinical Clinical NDA Approved SUSTOL® (granisetron) extended-release injection CINVANTI™ (HTX-019) aprepitant for injection HTX-011 bupivacaine + meloxicam ER Local Administration HTX-011 bupivacaine + meloxicam ER Nerve Block IV NK1 for CINV Prevention Status of Product Portfolio Now Approved by U.S. Food and Drug Administration Postop Pain with Local Administration PDUFA Date: November 12, 2017 EoP2 meeting completed Phase 3 program initiated CINV Pain Phase 2 program in nerve block underway Postop Pain with Nerve Block

Postoperative Pain Program HTX-011: Proprietary Extended-Release Combination of Bupivacaine + Meloxicam

# Market Is Large and Local Anesthetic Use Is Common, but Long-Acting Anesthetics Have Not Fulfilled the Promise

**Procedures Requiring Postoperative Pain Relief, 2015-2020[1]**



Number of Procedures (Millions)
35
30
25
20
15
10
5
0
28
29
30
31
31
32
2015
2016
2017
2018
2019
2020

~100M surgeries are performed each year in the US with an estimated ~28M (in 2015) required postoperative pain management with non-OTC pain medications

**Local Anesthetic Usage Across Key Surgeries, 2015[1*]**



3%
long-acting anesthetics
74%
Generic local anesthetics
23%
No local anesthetics

Local anaesthetics (LAs) are used to manage postoperative pain in ~21M procedures in 2015; bupivacaine is the most commonly used LA for local administration with **11M** procedures/year for postop pain

**Key Limiters of Liposomal Bupivacaine Market Penetration**

- Perceived inability to achieve marketed duration of efficacy[2]
- No large scale studies have reproducibly shown superiority versus bupivacaine solution
- HCPs not persuaded that incremental efficacy is worth the cost
- Because of the above, there are significant formulary access restrictions[2]
  - Restricted by Specialty
  - Restricted by Procedure
  - Not on Formulary
  - Very low penetration in ASC and outpatient settings[1]

*Sources:*
*[1] DRG claims analysis (2015), DRG Postoperative Pain Pharmacor*
*[2] DRG physician and P&T member interviews (2016; n=106)*
**Based on analysis of current postoperative pain management across 40 target procedures (~28M procedures)*

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

5

Surgeons Expect to Use More Long-Acting Local Anesthetics as Better Options Become Available Source: DRG Physician Survey (2016) 72% of surgeons expect to use fewer opioids 62% of surgeons expect to use more local anesthetics 73% of surgeons expect to use more long acting local anesthetics (e.g., HTX-011) Future Pain Market Outlook Less use Same use More use

Reducing Pain at the Source Can Eliminate the Need for Opioids and May Decrease the Development of Chronic Pain Acting on opiate receptors in the brain, opioids can reduce the sensation of pain, but do not block transmission of the pain signals. Occasionally, the affected nerves become hyper-stimulated resulting in chronic pain. HTX-011 directly blocks transmission of the pain signal, potentially reducing the chance of chronic pain.

HTX-011 Designed to Produce Marked Analgesia Through the First 72 Hours After Surgery Pig Postoperative Pain Model1 1 Postoperative pain model in pigs from Castle et al, 2013 EPJ 2 Human dose of liposomal bupivacaine with 40% smaller incision (n=4 pigs in each arm) Increasing Analgesia 2

HTX-011 Clinical Experience Shows It Has the Potential to Transform Postoperative Pain Control Phase 2 data has demonstrated: Statistically significant reductions in both pain and opioid use lasting up to 72 hours after surgery Utility in a broad selection of surgical procedures, including small procedures (bunion), medium size procedures (hernia), and one of the largest incisions (abdominoplasty) Synergy between meloxicam and bupivacaine in HTX-011 results in significantly greater analgesia compared to bupivacaine alone Product attributes of HTX-011 optimized in Phase 2 for Phase 3 efficacy studies: Formulation, where the product has shown the versatility to be used in a wide variety of surgical procedures Dose, where the lowest highly effective dose has been chosen for Phase 3 Route of administration, where instillation, a faster, easier and potentially safer route of administration was demonstrated to be equally effective to standard injections

End-of-Phase 2 Meeting Agreements with FDA Two Phase 3 adequate and well-controlled efficacy studies and a Phase 3 safety study of approximately 200 subjects in multiple surgical models are adequate to support an NDA for a broad indication for reduction in postoperative pain for 72 hours Primary and key secondary endpoints for Phase 3 studies are acceptable Adjustment of pain intensity data for opioid use by the wWOCF methodology is acceptable Phase 3 efficacy studies with bupivacaine as an active control meets FDA Combination Rule One ingredient is intended to enhance effectiveness of principal active component Factorial design study not required Size of proposed safety database adequate No renal or hepatic impairment studies or drug-drug interaction studies required for NDA

pHase 3 Program has been initiated

# Study 301: Phase 3 Bunionectomy
## Study Design

**Randomization (3:3:2)**

- **HTX-011 60 mg Instillation**
  N = 150
- **Bupivacaine 50 mg Injection**
  N = 150
- **Saline Placebo Instillation**
  N = 100

| Study 301 Endpoints |
|---|
| Primary: Pain Intensity $AUC_{0\text{-}72}$ vs. placebo |
| 1st Key Secondary: Pain Intensity $AUC_{0\text{-}72}$ vs. bupivacaine |
| 2nd Key Secondary: Opioid use vs. placebo |
| 3rd Key Secondary: Opioid-free vs. bupivacaine |
| 4th Key Secondary: Opioid use vs. bupivacaine |
| The trial design provides at least 90% power to detect a statistically significant difference between HTX-011 and each of the control groups for primary and all key secondary endpoints |

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

12

# Study 302: Phase 3 Herniorrhaphy
## Study Design

**Randomization (2:2:1)**

- **HTX-011 300 mg Instillation** N = 160
- **Bupivacaine 75 mg Injection** N = 160
- **Saline Placebo Instillation** N = 80

| Study 302 Endpoints |
|---|
| Primary: Pain Intensity $AUC_{0-72}$ vs. placebo |
| 1st Key Secondary: Pain Intensity $AUC_{0-72}$ vs. bupivacaine |
| 2nd Key Secondary: Opioid use vs. placebo |
| 3rd Key Secondary: Opioid-free vs. bupivacaine |
| 4th Key Secondary: Opioid use vs. bupivacaine |
| The trial design provides at least 90% power to detect a statistically significant difference between HTX-011 and each of the control groups for primary and all key secondary endpoints |

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

13

HTX-011 Study 208: Phase 2 Bunionectomy Updated Results With the Phase 3 Dose Analyzed by the FDA Requested Methodology (wWOCF) (5 Clinical Sites Enrolled Subjects)

HTX-011 Reduces Pain Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) After Bunionectomy Increasing Pain

HTX-011 60 mg Produces 24-Fold Greater Reduction in Pain Compared to Bupivacaine 50 mg Through 72 Hours in Bunionectomy *p-values are from ANOVA using AUC0-72 of Pain Intensity with wWOCF for HTX-011 vs. bupivacaine Greater Pain Reduction vs. Placebo p=0.0020* p=0.0020* p=0.0166*

# HTX-011 Has Demonstrated Significantly Greater Pain Reduction Than Extended-Release Versions of Bupivacaine or Meloxicam Using the Same Formulation


Study 208
HTX-002 60 mg (ER Bupivacaine)
HTX-009 (ER Meloxicam)
HTX-011 60 mg
0-24 hours
0-48 hours
0-72 hours
AUC Least Squares Mean Difference vs. Placebo
10
0
-10
-20
-30
-40
-50
-60
-70
-80
-90
-100
-110
p=0.0154 vs. HTX-002*
p<0.0001 vs. HTX-009*
p=0.0208 vs. HTX-002*
p=0.0005 vs. HTX-009*
p=0.0333 vs. HTX-002*
p=0.0090 vs. HTX-009*

ER Meloxicam Not Different Than Placebo

*p-value from ANOVA, LSMD of area under the curve for HTX-011 vs. HTX-002 or HTX-009

17

HTX-011 Study 202: Phase 2 Hernia Repair Updated Results With the Phase 3 Dose Analyzed by the FDA Requested Methodology (wWOCF) (3 Clinical Sites Enrolled Subjects)

HTX-011 Reduces Pain Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) After Herniorrhaphy Increasing Pain

HTX-011 300 mg Produces 4-Fold Greater Reduction in Pain Compared to Bupivacaine 75 mg Through 72 Hours in Hernia Repair *p-values are from ANOVA using AUC0-72 of Pain Intensity with wWOCF for HTX-011 vs. bupivacaine Greater Pain Reduction vs. Placebo p=0.0052* p=0.0128* p=0.0427*

HTX-011 Study 203: Phase 2 Abdominoplasty Updated Results Using wWOCF (8 Clinical Sites Enrolled Subjects)

HTX-011 Reduces Pain Significantly Better Than Placebo or Bupivacaine (Standard-of-Care) After Abdominoplasty Increasing Pain

HTX-011 400 mg Produces 5-Fold Greater Reduction in Pain Compared to Bupivacaine 100 mg Through 72 Hours in Abdominoplasty *p-values are from ANOVA using AUC0-72 of Pain Intensity with wWOCF for HTX-011 vs. bupivacaine Greater Pain Reduction vs. Placebo p=0.0985* p=0.0460* p=0.0399*

# Summary: HTX-011 Is Poised to Fulfill the Promise of a Long-Acting Extended-Release Local Anesthetic

| | |
|---|---|
| Large, growing market opportunity | ✓ |
| Differentiated, synergistic mechanism addresses inflammation – a key inhibitor of both generic and long-acting local anesthetics | ✓ |
| Demonstrated superiority vs. generic bupivacaine solution in 3 diverse surgical models | ✓ |
| Consistent 72-hour efficacy<br>- Pain reduction<br>- Opioid reduction | ✓ |
| Applicable in large and small procedures without admixture with bupivacaine solution – reducing chance of dosing errors and systemic toxicity | ✓ |
| Flexible administration with potential safety advantages | ✓ |
| Potential to address most pressing unmet needs cited by key stakeholders – patients, surgeons, anesthesiologists & formulary decision makers | ✓ |
| Phase 2 data reduced risk for Phase 3 development program and extensive patent protection anticipated through 2035 | ✓ |

HERON THERAPEUTICS
Developing Best-in-Class Medicines Improving Lives™

24

CINV

CINV Prophylaxis Requires Two Complementary Mechanisms of Action CINVANTI™ (HTX-019) (aprepitant for injection) is an investigational proprietary, surfactant-free intravenous formulation of the NK1 receptor antagonist aprepitant EMEND® IV is currently the only intravenous NK1 receptor antagonist on the US market and has >90% of the total NK1 market Infusion reactions (predominately infusion site pain) and hypersensitivity reactions observed with EMEND ® IV are believed to be caused by the surfactant polysorbate 80 in the product PDUFA date November 12, 2017, planned launch Q1 2018

CINV Franchise Commercial Update

# SUSTOL Launch Performance Aligns Closely With "Buying Process" Insights From Market Research

**<u>Q4 2016</u>:** 56% of MDs said they would evaluate SUSTOL as their potential branded agent of choice over a period of several quarters


100%
0%
% of Oncologists
6%
27%
13%
10%
39%
5%
1-3 months
4-6 months
Longer than 6 months
Sustol will probably become our branded 5-HT3 agent of choice, but not sure when
Don't know if Sustol will become our branded 5-HT3 of choice
Sustol will never become our branded 5-HT3 of choice

Note: In what timeframe do you expect Sustol to become the practice's branded 5-HT3 of choice?
*Source: Putnam SUSTOL Tracking Surveys (November 2016)*

**<u>Q2 2017</u>:** 37% of PMs said they have completed trial or are in the process of trialing SUSTOL while 35% plan to do so in next 2 quarters


100%
0%
% of PMs
27%
10%
35%
8%
20%
Completed trial
Trial is underway
Under review, trial likely within next 2 quarters
Have not yet reviewed
Have reviewed and decided not to trial

Note: Which of the following best describes the extent of review and/or trial of Sustol by your practice?
*Source: Putnam SUSTOL Tracking Surveys (May 2017)*

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.™

28

Purchasing Accounts by Quarter Since Launch, SUSTOL Has Delivered Triple-Digit Unit Growth Quarter-Over-Quarter 215% unit growth 156% unit growth 74 accounts (167 affiliated sites) 88 accounts (252 affiliated sites) 105 accounts (291 affiliated sites) SUSTOL Units by Quarter 86% (76 of 88) of accounts exhibited double-digit growth from Q1 to Q2 2017 Source: Heron actuals (distributor 867 reports) Q4’16 Revenue Q1’17 Revenue Q2’17 Revenue $1,279,620 $3,632,238 $8,509,730

Account Growth and Penetration Has Enabled SUSTOL to Outperform Recent CINV Launches Branded 5-HT3 Unit Share In Key Accounts (~460K Eligible Annual Units) CINV Launches Since 2008 Source: IMS DDD; Heron actuals (distributor 867 reports) Sources: IMS DDD; Heron actuals (distributor 867 reports); due to data availability, Sancuso data includes actuals for launch months 3-9 and estimates for months 1-2 Administrations in First 9 Months

# Market Insights Suggest SUSTOL May Decline Modestly Through the Arbitrage and Grow Thereafter – Consistent With Aloxi Analogue



Unit Sales
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
Q2'06
Q3'06
Q4'06
Q1'07
Q2'07
Q3'07
Q4'07
Q1'08
Q2'08
Q3'08
Q4'08
Q1'09
Q2'09
Aloxi
ondansetron

**Recent Market Insights**

- Practices that are converting to SUSTOL are likely to maintain use[1]
- **~67%** of current "dabblers" likely to stop or reduce use of SUSTOL during arbitrage[2]
- **~20%** of SUSTOL non-users would consider initiating SUSTOL during arbitrage[2]
  - *"If generic Aloxi is available, it's going to allow me to start using SUSTOL without having to worry about maintaining my Aloxi contract" – PM*
- **~55% of HCPs said they would be interested in using SUSTOL post-arbitrage (equating to an addressable market of ~650K units)[2]**
  - *"When ASP [erodes], we would switch all patients from generic Aloxi to SUSTOL." – PM*
  - *"SUSTOL usage would increase. There's no reason to keep people on generic Aloxi." – PM*

*Sources:*
*[1] Customer discussions*
*[2] Putnam Associates Qual Research Findings, June 2017*

HERON THERAPEUTICS
Developing Best-in-Class Medicine. Improving Lives.

31

# CINVANTI Gives Heron a 2-Product CINV Franchise With Little Incremental Investment

- Significant market opportunity
  - Emend® IV accounts for 80% (~1.2M units) of NK-1 market
- Potential for significant growth as NK-1s are underutilized particularly in MEC
- CINVANTI will offer established efficacy without the risk of polysorbate 80-related adverse events


NK-1 Units
30,000
25,000
20,000
15,000
10,000
5,000
0
4/30/2015
5/31/2015
6/30/2015
7/31/2015
8/31/2015
9/30/2015
10/31/2015
11/30/2015
12/31/2015
1/31/2016
2/29/2016
3/31/2016
4/30/2016
5/31/2016
6/30/2016
7/31/2016
8/31/2016
9/30/2016
10/31/2016
11/30/2016
12/31/2016
1/31/2017
2/28/2017
3/31/2017
4/30/2017
Emend Oral
Emend IV
Akynzeo
Varubi


NK-1 Penetration By Emetogenicity
100%
80%
60%
40%
20%
0%
69%
17%
HEC
MEC

*Sources: IMS DDD; IPSOS "US Tandem Oncology Monitor Anti-Emetics Report" is based on chart audit data of 68,437 patient records between 2015 and 2016*

HERON THERAPEUTICS
Developing Best-in-Class Medicines Improving Lives™

32

2017 CINV Franchise Outlook Building on the strong momentum built by Heron, we expect steady but measured growth in SUSTOL® trial and adoption We are raising our guidance to $25M - $30M in SUSTOL net sales in 2017 CINVANTI™ (HTX-019) program advancing PDUFA date November 12, 2017 Anticipate launch Q1 2018 If approved, Heron would be the first company to address both mechanisms of action for the prophylaxis of CINV with injectable products Offers strong strategic and operational fit with existing commercial organization

Financial Summary Cash, cash equivalents and short-term investments of $109.3 million plus accounts receivable of $18.6 million at June 30, 2017, along with collections from SUSTOL sales after June 30, 2017 provides enough funding to complete the HTX-011 pivotal Phase 3 efficacy studies in the first half of 2018. Summary Statement of Operations and Net Cash Used in Operations (In thousands, except per share data) Three Months Ended June 30, 2017 Six Months Ended June 30, 2017 Net product sales $ 8,510 $ 12,142 Operating expenses1 50,565 103,496 Other expenses, net (744) (1,774) Net loss1 $ (42,799) $ (93,128) Net loss per share2 $ (0.80) $ (1.79) Net cash used in operations $ (32,030) $(82,611) Condensed Balance Sheet Data (In thousands) June 30, 2017 Cash, cash equivalents and short-term investments $ 109,263 Accounts receivable, net $ 18,616 Total assets $ 142,370 Promissory note payable $ 25,000 Total stockholders’ equity $ 69,075 1 Includes $8.2 million and $16.2 million of non-cash, stock-based compensation expense for the three and six months ended June 30, 2017, respectively. 2 Based on 53.8 million and 52.2 million weighted-average common shares outstanding for the three and six months ended June 30, 2017, respectively.

Key Catalysts in Pain & CINV Franchises HTX-011 for Postoperative Pain CINVANTI™ (HTX-019) for CINV SUSTOL® for CINV Top-line results abdominoplasty NDA submission 2017 net sales guidance increased: $25M - $30M Phase 2 program in nerve block initiated NDA PDUFA Date Nov. 12, 2017 TKA study initiated (local administration) End-of-Phase 2 meeting Phase 3 program initiated Top-line Pivotal Phase 3 results 1H 2018 NDA filing 2018